UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 22, 1998

                            WIRELESS ONE, INC.
            (Exact name of registrant as specified in its charter)




Delaware             0-26836                      72-1300837
(State or other      (Commission file number)     (IRS Employer
jurisdiction of                                   Identification No.)
incorporation



1080 River Oaks Drive, Suite A150, Jackson, Mississippi            39208
(Address of principal executive office)                            (Zip Code)


Registrant's telephone number, including area code: (601) 936-1515

               ITEM 5.   OTHER EVENTS.

       On October 22, 1998, Wireless One, Inc. (the "Company") announced that its common stock will trade on the OTC Bulletin Board starting October 22, 1998 under the symbol "WIRL." The press release also stated that the Company's common stock was previously listed on the Nasdaq National Market.

      The foregoing is qualified in its entirety by the text of the Company's press release dated October 22, 1998, which is filed as an exhibit hereto and incorporated by reference herein.

    ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

                      (c) Exhibits.

        EXHIBIT  NO.                  DESCRIPTION


          99.1              Press Release dated October 22, 1998
                            of Wireless One, Inc.

                      SIGNATURE

          Pursuant to the requirements of the
Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   WIRELESS ONE, INC.



Date: October 22, 1998             /S/ HENRY M. BURKHALTER
                                   Henry M. Burkhalter
                                   Chief Executive Officer

                    EXHIBIT INDEX


EXHIBIT NO.          DESCRIPTION       SEQUENTIALLY NUMBERED PAGE


    99.1            Press Release dated October 22, 1998
                    of Wireless One, Inc.